UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2018

ZOMEDICA PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38298	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Phoenix Drive, Suite 190, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 369-2555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 15, 2018, Zomedica Pharmaceuticals Corp. (the “Company”) held its Annual and Special Meeting of Shareholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (i) fixing the number of directors of the Company at five (5), (ii) the election of directors of the Company, (iii) the ratification of the appointment of the Company’s independent registered public accounting firm, and (iv) approval of the Company’s 2018 Stock Option Plan. Shareholders representing 62,390,126 shares, or 67.15%, of the common shares outstanding as of the June 19, 2018 record date were represented at the meeting in person or by proxy. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on July 5, 2018. The final voting results were as follows:

1.	The proposal to fix the number of directors of the Company to be elected at the meeting at five (5) was approved by the shareholders based upon the following votes:

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
55,719,425	13,470	0	37,172,502

2.	The shareholders elected the following nominees, Gerald Solensky, Jr., Shameze Rampertab, Jeffrey Rowe, James LeBar, and Rodney Williams, as directors of the Company to serve until the 2019 annual meeting and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

The votes were cast with respect to this matter as follows:

	FOR	AGAINST	WITHELD	BROKER NON-VOTES
Gerald Solensky Jr.	55,750,338		2,792	37,152,267
Shameze Rampertab	55,740,847		12,283	37,152,267
Jeffrey Rowe	55,752,027		1,103	37,152,267
James LeBar	55,752,027		1,103	37,152,267
Rodney Williams	55,752,027		1,103	37,152,267

3.	The proposal to ratify the appointment of MNP LLP, Chartered Accountants as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018 was approved by the shareholders based upon the following votes:

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
62,373,855		16,271	30,515,271

4.	The proposal to approve, ratify and adopt the Company’s 2018 Stock Option Plan was approved by the shareholders based upon the following votes:

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
55,595,747	126,349	10,799	37,172,502

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA PHARMACEUTICALS CORP.

Date: August 15, 2018	By:	/s/ Shameze Rampertab
Name: Shameze Rampertab
Title: Chief Financial Officer